SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 1, 2005 (January 26, 2005)

Furniture Brands International, Inc.
(Exact name of Registrant as specified in charter)

Delaware	I-91	43-0337683
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification Number)

            101 South Hanley Road, St. Louis, Missouri 63105
(Address of principal executive offices) (zip code)

                                            (314) 863-1100
(Registrant's telephone number, including area code)

                                                    None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On January 26, 2005, the Company issued a press release announcing its financial results for the fourth quarter and full year of 2004. A copy of the press release is furnished as Exhibit 99(a) to this report and is incorporated herein.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a)	On January 28, 2005, the Company announced that David P. Howard resigned as Vice-President, Treasurer and Chief Financial Officer of the Company. Mr. Howard will remain on the Company’s payroll for a period of time pursuant to a previously-announced employment agreement, but he has relinquished his day-to-day responsibilities. A copy of the press release is furnished as Exhibit 99(b) to this report and is incorporated herein.

(b)	On January 28, 2005, the Company announced the appointment of Denise L. Ramos as Senior Vice President, Treasurer and Chief Financial Officer of the Company, effective February 7, 2005. Since 2002 Ms. Ramos has served as Chief Financial Officer of the KFC division of YUM! Brands, Inc. and prior thereto she was Senior Vice President and Treasurer of YUM! Brands, Inc. A copy of the press release is furnished as Exhibit 99(b) to this report and is incorporated herein.

Item 8.01.	Other Events

On January 27, 2005, the Company issued a press release announcing that its Board of Directors declared a quarterly dividend of $0.15 per common share payable February 28, 2005 to shareholders of record at the close of business on February 7, 2005. A copy of the press release is furnished Exhibit 99(b) to this report and is incorporated herein.

Item 9.01.	Financial Statements and Exhibits

(c)

99(a)	Press Release issued by the Company, dated January 26, 2005, reporting the Company's financial results for the fourth quarter and full year of 2004.

99(b)	Press Release issued by the Company, dated January 28, 2005, reporting the appointment of Denise L. Ramos as Senior Vice President, Treasurer and Chief Financial Officer of the Company and the resignation of David P. Howard as Vice President, Treasurer and Chief Financial Officer of the Company.

99(c)	Press Release issued by the Company, dated January 27, 2005, reporting the Company's quarterly dividend declaration.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Furniture Brands International, Inc.
By:	/s/ Steven W. Alstadt
Steven W. Alstadt
Controller and Chief Accounting Officer

Dated:   February 1, 2005

EXHIBIT INDEX

Exhibit No.	Description

99(a)	Press Release issued by the Company, dated January 26, 2005, reporting the
Company's financial results for the fourth quarter and full year of 2004.

99(b)	Press Release issued by the Company, dated January 28, 2005, reporting the appointment of Denise L. Ramos as Senior Vice President, Treasurer and Chief
Financial Officer of the Company and the resignation of David P. Howard as Vice
President, Treasurer and Chief Financial Officer of the Company.

99(c)	Press Release issued by the Company, dated January 27, 2005, reporting the
Company's quarterly dividend declaration.